UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 31, 2012

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business And Operations

Item 1.01

Entry into a Material Definitive Agreement

On February 3, 2012, Wausau Paper Corp. (the “Company”) entered into a Second Amendment to Credit Agreement (the “Credit Amendment”), which amended its existing credit agreement with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA (collectively, the “Lenders”).  The Credit Amendment provides the Company with additional flexibility in calculating its “maximum consolidated leverage ratio” by excluding from the calculation the impact of any pension and post-retirement charges against shareholders’ equity.  Essentially, the Credit Amendment provides that “accumulated other comprehensive income” (or loss) will be excluded from the calculation of the Company’s leverage ratio, up to a maximum of $70 million.  The foregoing description of the Credit Amendment is qualified in its entirety by reference to the complete terms of the Credit Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original credit agreement with the Lenders, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended by that certain First Amendment to Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 26, 2011.

In addition to the Credit Amendment with the Lenders described above, the Company also entered into Amendment No. 3 to its Note Purchase and Private Shelf Agreement (the “Note Purchase Amendment”) with Prudential Investment Management, Inc. (“Prudential”) and certain Prudential affiliates.  The Note Purchase Amendment also provides the Company with an exclusion of up to $70 million of “accumulated other comprehensive income” (or loss) when calculating the Company’s leverage ratio.  The foregoing description of the Note Purchase Amendment is qualified in its entirety by reference to the complete terms of the Note Purchase Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Note Purchase and Private Shelf Agreement with Prudential and its affiliates, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 22, 2011.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Second Amendment to Credit Agreement dated February 3, 2012, among Wausau Paper Corp.;Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA.

Exhibit 10.2

Amendment No. 3 to Note Purchase and Private Shelf Agreement among Wausau Paper Corp.; Prudential Investment Management, Inc.; The Prudential Insurance Company of America; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Forethought Life Insurance Company; United of Omaha Life Insurance Company; and Companion Life Insurance Company, dated as of January 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  February 3, 2012

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated January 31, 2012

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Second Amendment to Credit Agreement dated February 3, 2012, among Wausau Paper Corp.; Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Wells Fargo Bank, National Association; Northwest Farm Credit Services, PCA; and 1st Farm Credit Services, PCA

Exhibit 10.2

Amendment No. 3 to Note Purchase and Private Shelf Agreement among Wausau Paper Corp.; Prudential Investment Management, Inc.; The Prudential Insurance Company of America; Pruco Life Insurance Company of New Jersey; Prudential Annuities Life Assurance Corporation; Forethought Life Insurance Company; United of Omaha Life Insurance Company; and Companion Life Insurance Company, dated as of January 31, 2012